SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                 August 15, 2003




                          FRANKLIN LAKE RESOURCES INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


          000-21812                                52-2352724
    ------------------------         ------------------------------------
    (Commission File Number)         (IRS Employer Identification Number)


               172 Starlite Street, South San Francisco, CA  94080
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (650) 588-0425
                                                           --------------





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
ITEM 9 - REGULATION FD DISCLOSURES


                 Franklin Lake Resources Inc. (OTC-BB: FKLR)
            172 South Starlite Street, South San Francisco, CA 94080
               TEL (650) 588-0425              FAX (650) 588-5869
     Website http://www.franklinlake.com/    E-mail info@franklinlake.com



Press Release No. 2003-04                          August 18, 2003 8:00AM EDT

                             FRANKLIN LAKE RESOURCES
                          CANCELS XENOLIX TRANSACTION

     South San Francisco, CA - AUG 18, 2003 - Father Gregory Ofiesh, President and CEO of Franklin Lake Resources, Inc. (OTC-BB:FKLR), announces the cancellation of the transaction in which it acquired specified assets of Xenolix Technologies. Father Ofiesh said,"After thorough testing in our own laboratory, in the Xenolix facility at Winslow, Arizona, and in the lab of Johnson and Associates in Phoenix, the company has concluded that no precious metals of any significance can be extracted from the raw materials tested using the Xenolix technology."

                          OFFER OF COMPROMISE REJECTED


    Prior to taking this action, Franklin Lake had notified Xenolix of its final decision as to the ineffectiveness of the technology and made two offers in comprmise: (1) Franklin Lake would make available the return of the materials and equipment to Xenolix, or (2) Franklin Lake would keep the materials and equipment in exchange for 300,000 shares of free trading Franklin Lake sotck, upon completion of the filing of the 10-K, after which, a registration for all the Franklin Lake shares would immediately be filed. A reply from Austin Lett, president of Xenolix, however, stated that "this unilateral action by Franklin Lake is not acceptable."


        Thereafter, Father Ofiesh said the board of directors of the company had determined that its fiduciary obligation to the shareholders required it to take this action. Franklin Lake has demanded the retun of the certificate for 1,201,657 shares of stock and the two warrants given to Xenolix in the transaction. It has also sent its transfer agent a stop notice with respect to the transfer of the shares represented by the certificate and informed Xenolix that it will not honor the warrants.


                 FRANKLIN LAKE CONTINUES TO USE ITS OWN PROCESS

        Father Ofiesh concluded by saying that Franklin Lake is continuing to enhance its own process for bulk sampling. He and Roger Graham, the company's chief technician, recently met with officials of the Nevada Bureau of Mining Regulation and Reclamation. The company has retained Allstate-Nevada Environmental Management, Inc., of Las Vegas, to file all necessary permit applications, and to deal with the government authorities.


          NOTE: This news release contains forward looking statements. Forward looking statements involve known and unknown risks and uncertainties that may cause the company's actual results to differ materially from forecasted results.

Contact: Father Gregory Ofiesh, President and CEO - (650) 588-0425


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

                                   SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


August 15, 2003                      FRANKLIN LAKE RESOURCES INC.



                                     /s/ Father Gregory Ofiesh
                                     ----------------------------------
                                     Father Gregory Ofiesh, President





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